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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): April 27, 2006

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        West Virginia                0-30665                  55-0773918
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 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 27, 2006, CNB Insurance Services, Inc., a wholly-owned subsidiary of Citizens National Bank of Berkeley Springs, West Virginia, which is a wholly-owned subsidiary of CNB Financial Services, Inc., entered into an Agreement for the Purchase and Sale of the Assets of an insurance agency (the "Agreement"), with Maiden Financial, Inc. ("Purchaser"). Under the terms of the Agreement, CNB Insurance Services, Inc. will sell to Purchaser certain assets constituting CNB Insurance Services, Inc.'s insurance business for a purchase price of $153,332.36 payable at closing by Purchaser's delivery of $110,938.70 in cash and a promissory note in the amount of $42,393.66 with interest payable at 7.75% per annum in 18 monthly installments.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                10.1 Agreement for the Purchase and Sale of the Assets of an Insurance Agency




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CNB FINANCIAL SERVICES, INC.


                                               By: /s/ Thomas F. Rokisky
                                                   -------------------------
                                                   Thomas F. Rokisky
                                                   President/CEO


Date:  April 27, 2006


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